American Century International Bond Funds Statement of Additional Information (SAI) Supplement
Supplement dated August 6, 2014 ■ Statement of Additional Information dated July 24, 2014

The following is added to the end of the last paragraph after the Fundamental Investment Polices section on page 33.

(e)	for Emerging Markets Debt, each industry will be subclassified by country for concentration purposes.

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